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                                                               Exhibit 10(f)(4)

                        NONQUALIFIED STOCK OPTION PLAN
                            FOR OUTSIDE DIRECTORS

                               THIRD AMENDMENT

    Battle Mountain Gold Company, a Nevada corporation (the "Company"), having established the Battle Mountain Gold Company Nonqualified Stock Option Plan for Outside Directors, as originally adopted and currently in effect
(the "Plan"), and having reserved the right under Section 12 thereof to amend said Plan, does hereby amend the Plan, effective February 2, 1999, as follows:

1. The second sentence of Paragraph 2 is hereby amended to increase the number of options granted to newly elected outside Directors by deleting the number "5,000" and replacing it with "10,000".

2. The third sentence of Paragraph 2 is hereby amended to increase the number of options granted annually to outside Directors by deleting the number "1,500" and replacing it with "5,000".

Effective as of February 2, 1999.


                                       BATTLE MOUNTAIN GOLD COMPANY



                                       By: /s/ Stan M. Haley
                                           ----------------------
                                           Name:  Stan M. Haley
                                           Title: Vice President,
                                                  Human Resources



ATTEST:

By: /s/ Greg V. Etter
    --------------------------------------
    Name:  Greg V. Etter
    Title: Vice President, General Counsel
           and Corporate Secretary